POWER OF ATTORNEY
     I appoint Todd L. Spillane and John M. Zerr, and each of them separately, to act as my attorneys-in-fact and agents, in my capacity as a trustee of the Funds listed on Schedule 1 attached hereto and incorporated herein and in my capacity as managing general partner of the Fund listed on Schedule 2 attached hereto and incorporated herein, to:
     (1) sign on my behalf any and all Registration Statements under the Securities Act of 1933, and the Investment Company Act of 1940, and any pre- and post-effective amendments and supplements to such Registration Statements, and to file the same, including all exhibits to such Registration Statements, and other documents filed in connection with such Registration Statements including prospectuses and statements of additional information included in such Registration Statements and supplements to such prospectuses and statements of additional information, with the Securities and Exchange Commission and any other applicable state and federal regulatory authorities, and
     (2) sign any and all applications for exemptive relief from state or federal securities regulations, and amendments to such applications, and to file the same with the applicable regulatory authority.
     I grant Todd L. Spillane and John M. Zerr, and each of them separately, as attorneys-in-fact and agents the power of substitution and re-substitution in his name and stead, and the full power and authority to do and perform each and every act and thing requisite and necessary to be done in connection with the foregoing appointments.
     I ratify and confirm any and all acts that Todd L. Spillane and/or John M. Zerr lawfully take as my attorneys-in-fact and agents by virtue of this appointment.
     DATED this June 19, 2013.

/s/ David C. Arch
David C. Arch

POWER OF ATTORNEY
     I appoint Todd L. Spillane and John M. Zerr, and each of them separately, to act as my attorneys-in-fact and agents, in my capacity as a trustee of the Funds listed on Schedule 1 attached hereto and incorporated herein and in my capacity as managing general partner of the Fund listed on Schedule 2 attached hereto and incorporated herein, to:
     (1) sign on my behalf any and all Registration Statements under the Securities Act of 1933, and the Investment Company Act of 1940, and any pre- and post-effective amendments and supplements to such Registration Statements, and to file the same, including all exhibits to such Registration Statements, and other documents filed in connection with such Registration Statements including prospectuses and statements of additional information included in such Registration Statements and supplements to such prospectuses and statements of additional information, with the Securities and Exchange Commission and any other applicable state and federal regulatory authorities, and
     (2) sign any and all applications for exemptive relief from state or federal securities regulations, and amendments to such applications, and to file the same with the applicable regulatory authority.
     I grant Todd L. Spillane and John M. Zerr, and each of them separately, as attorneys-in-fact and agents the power of substitution and re-substitution in his name and stead, and the full power and authority to do and perform each and every act and thing requisite and necessary to be done in connection with the foregoing appointments.
     I ratify and confirm any and all acts that Todd L. Spillane and/or John M. Zerr lawfully take as my attorneys-in-fact and agents by virtue of this appointment.
     DATED this June 19, 2013

/s/ Jerry D. Choate
Jerry D. Choate

POWER OF ATTORNEY
     I appoint Todd L. Spillane and John M. Zerr, and each of them separately, to act as my attorneys-in-fact and agents, in my capacity as a trustee of the Funds listed on Schedule 1 attached hereto and incorporated herein and in my capacity as managing general partner of the Fund listed on Schedule 2 attached hereto and incorporated herein, to:
     (1) sign on my behalf any and all Registration Statements under the Securities Act of 1933, and the Investment Company Act of 1940, and any pre- and post-effective amendments and supplements to such Registration Statements, and to file the same, including all exhibits to such Registration Statements, and other documents filed in connection with such Registration Statements including prospectuses and statements of additional information included in such Registration Statements and supplements to such prospectuses and statements of additional information, with the Securities and Exchange Commission and any other applicable state and federal regulatory authorities, and
     (2) sign any and all applications for exemptive relief from state or federal securities regulations, and amendments to such applications, and to file the same with the applicable regulatory authority.
     I grant Todd L. Spillane and John M. Zerr, and each of them separately, as attorneys-in-fact and agents the power of substitution and re-substitution in his name and stead, and the full power and authority to do and perform each and every act and thing requisite and necessary to be done in connection with the foregoing appointments.
     I ratify and confirm any and all acts that Todd L. Spillane and/or John M. Zerr lawfully take as my attorneys-in-fact and agents by virtue of this appointment.
     DATED this June 19, 2013

/s/ Linda Hutton Heagy
Linda Hutton Heagy

POWER OF ATTORNEY
     I appoint Todd L. Spillane and John M. Zerr, and each of them separately, to act as my attorneys-in-fact and agents, in my capacity as a trustee of the Funds listed on Schedule 1 attached hereto and incorporated herein and in my capacity as managing general partner of the Fund listed on Schedule 2 attached hereto and incorporated herein, to:
     (1) sign on my behalf any and all Registration Statements under the Securities Act of 1933, and the Investment Company Act of 1940, and any pre- and post-effective amendments and supplements to such Registration Statements, and to file the same, including all exhibits to such Registration Statements, and other documents filed in connection with such Registration Statements including prospectuses and statements of additional information included in such Registration Statements and supplements to such prospectuses and statements of additional information, with the Securities and Exchange Commission and any other applicable state and federal regulatory authorities, and
     (2) sign any and all applications for exemptive relief from state or federal securities regulations, and amendments to such applications, and to file the same with the applicable regulatory authority.
     I grant Todd L. Spillane and John M. Zerr, and each of them separately, as attorneys-in-fact and agents the power of substitution and re-substitution in his name and stead, and the full power and authority to do and perform each and every act and thing requisite and necessary to be done in connection with the foregoing appointments.
     I ratify and confirm any and all acts that Todd L. Spillane and/or John M. Zerr lawfully take as my attorneys-in-fact and agents by virtue of this appointment.
     DATED this June 19, 2013

/s/ R. Craig Kennedy
R. Craig Kennedy

POWER OF ATTORNEY
     I appoint Todd L. Spillane and John M. Zerr, and each of them separately, to act as my attorneys-in-fact and agents, in my capacity as a trustee of the Funds listed on Schedule 1 attached hereto and incorporated herein and in my capacity as managing general partner of the Fund listed on Schedule 2 attached hereto and incorporated herein, to:
     (1) sign on my behalf any and all Registration Statements under the Securities Act of 1933, and the Investment Company Act of 1940, and any pre- and post-effective amendments and supplements to such Registration Statements, and to file the same, including all exhibits to such Registration Statements, and other documents filed in connection with such Registration Statements including prospectuses and statements of additional information included in such Registration Statements and supplements to such prospectuses and statements of additional information, with the Securities and Exchange Commission and any other applicable state and federal regulatory authorities, and
     (2) sign any and all applications for exemptive relief from state or federal securities regulations, and amendments to such applications, and to file the same with the applicable regulatory authority.
     I grant Todd L. Spillane and John M. Zerr, and each of them separately, as attorneys-in-fact and agents the power of substitution and re-substitution in his name and stead, and the full power and authority to do and perform each and every act and thing requisite and necessary to be done in connection with the foregoing appointments.
     I ratify and confirm any and all acts that Todd L. Spillane and/or John M. Zerr lawfully take as my attorneys-in-fact and agents by virtue of this appointment.
     DATED this June 19, 2013

/s/ Colin D. Meadows
Colin D. Meadows

POWER OF ATTORNEY
     I appoint Todd L. Spillane and John M. Zerr, and each of them separately, to act as my attorneys-in-fact and agents, in my capacity as a trustee of the Funds listed on Schedule 1 attached hereto and incorporated herein and in my capacity as managing general partner of the Fund listed on Schedule 2 attached hereto and incorporated herein, to:
     (1) sign on my behalf any and all Registration Statements under the Securities Act of 1933, and the Investment Company Act of 1940, and any pre- and post-effective amendments and supplements to such Registration Statements, and to file the same, including all exhibits to such Registration Statements, and other documents filed in connection with such Registration Statements including prospectuses and statements of additional information included in such Registration Statements and supplements to such prospectuses and statements of additional information, with the Securities and Exchange Commission and any other applicable state and federal regulatory authorities, and
     (2) sign any and all applications for exemptive relief from state or federal securities regulations, and amendments to such applications, and to file the same with the applicable regulatory authority.
     I grant Todd L. Spillane and John M. Zerr, and each of them separately, as attorneys-in-fact and agents the power of substitution and re-substitution in his name and stead, and the full power and authority to do and perform each and every act and thing requisite and necessary to be done in connection with the foregoing appointments.
     I ratify and confirm any and all acts that Todd L. Spillane and/or John M. Zerr lawfully take as my attorneys-in-fact and agents by virtue of this appointment.
     DATED this June 19, 2013

/s/ Hugo F. Sonnenschein
Hugo F. Sonnenschein

POWER OF ATTORNEY
     I appoint Todd L. Spillane and John M. Zerr, and each of them separately, to act as my attorneys-in-fact and agents, in my capacity as a trustee of the Funds listed on Schedule 1 attached hereto and incorporated herein and in my capacity as managing general partner of the Fund listed on Schedule 2 attached hereto and incorporated herein, to:
     (1) sign on my behalf any and all Registration Statements under the Securities Act of 1933, and the Investment Company Act of 1940, and any pre- and post-effective amendments and supplements to such Registration Statements, and to file the same, including all exhibits to such Registration Statements, and other documents filed in connection with such Registration Statements including prospectuses and statements of additional information included in such Registration Statements and supplements to such prospectuses and statements of additional information, with the Securities and Exchange Commission and any other applicable state and federal regulatory authorities, and
     (2) sign any and all applications for exemptive relief from state or federal securities regulations, and amendments to such applications, and to file the same with the applicable regulatory authority.
     I grant Todd L. Spillane and John M. Zerr, and each of them separately, as attorneys-in-fact and agents the power of substitution and re-substitution in his name and stead, and the full power and authority to do and perform each and every act and thing requisite and necessary to be done in connection with the foregoing appointments.
     I ratify and confirm any and all acts that Todd L. Spillane and/or John M. Zerr lawfully take as my attorneys-in-fact and agents by virtue of this appointment.
     DATED this June 19, 2013

/s/ Wayne W. Whalen
Wayne W. Whalen

POWER OF ATTORNEY
     I appoint Todd L. Spillane and John M. Zerr, and each of them separately, to act as my attorneys-in-fact and agents, in my capacity as a trustee of the Funds listed on Schedule 1 attached hereto and incorporated herein and in my capacity as managing general partner of the Fund listed on Schedule 2 attached hereto and incorporated herein, to:
     (1) sign on my behalf any and all Registration Statements under the Securities Act of 1933, and the Investment Company Act of 1940, and any pre- and post-effective amendments and supplements to such Registration Statements, and to file the same, including all exhibits to such Registration Statements, and other documents filed in connection with such Registration Statements including prospectuses and statements of additional information included in such Registration Statements and supplements to such prospectuses and statements of additional information, with the Securities and Exchange Commission and any other applicable state and federal regulatory authorities, and
     (2) sign any and all applications for exemptive relief from state or federal securities regulations, and amendments to such applications, and to file the same with the applicable regulatory authority.
     I grant Todd L. Spillane and John M. Zerr, and each of them separately, as attorneys-in-fact and agents the power of substitution and re-substitution in his name and stead, and the full power and authority to do and perform each and every act and thing requisite and necessary to be done in connection with the foregoing appointments.
     I ratify and confirm any and all acts that Todd L. Spillane and/or John M. Zerr lawfully take as my attorneys-in-fact and agents by virtue of this appointment.
     DATED this June 19, 2013

/s/ Suzanne H. Woolsey
Suzanne H. Woolsey

Schedule 1
Delaware Business Trusts:
Invesco Advantage Municipal Income Trust II (VKI)
Invesco Bond Fund (VBF)
Invesco California Value Municipal Income Trust (VCV)
Invesco Dynamic Credit Opportunities Fund (VTA)
Invesco High Income Trust II (VLT)
Invesco Municipal Opportunity Trust (VMO)
Invesco Municipal Trust (VKQ)
Invesco Pennsylvania Value Municipal Income Trust (VPV)
Invesco Senior Income Trust (VVR)
Invesco Senior Loan Fund
Invesco Trust for Investment Grade Municipals (VGM)
Invesco Trust for Investment Grade New York Municipals (VTN)
Schedule 2
Invesco Van Kampen Exchange Fund, a California Limited Partnership